SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 14, 1998

                           FALCON HOLDING GROUP, L.P.
                           FALCON FUNDING CORPORATION
         --------------------------------------------------------------
           (Exact Name of Registrants as Specified in Their Charters)


                                    DELAWARE
                                   CALIFORNIA
         --------------------------------------------------------------
         (State or Other Jurisdiction of Incorporation or Organization)

         333-55755                                         95-4408577
         333-55755-01                                      95-4681480
         --------                                          ----------
   (Commission File Numbers)          (I.R.S. Employer Identification Numbers)

10900 WILSHIRE BOULEVARD -15TH FLOOR
LOS ANGELES, CALIFORNIA                                       90024
---------------------------------------                     ----------
(Address of Principal Executive Offices)                    (Zip Code)



                                 (310) 824-9990
         --------------------------------------------------------------
              (Registrants' telephone number, including area code)


                                 Not Applicable
         --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         In a press release dated September 14, 1998, Falcon Holding Group, L.P. ("FHGLP") and Falcon Funding Corporation ("FFC", and together with FHGLP, the "Issuers") announced consummation of their registered offer to exchange Series B 8.375% Senior Debentures due 2010 of the Issuers and Series B 9.285% Senior Discount Debentures due 2010 of the Issuers for all outstanding Series A 8.375% Senior Debentures due 2010 of the Issuers and all outstanding Series A 9.285% Senior Discount Debentures due 2010 of the Issuers, respectively. A copy of the September 14 press release is being filed as exhibit 99.1 to this report.

         In a press release dated September 15, 1998, FHGLP announced that is was redeeming all remaining outstanding 11% Senior Subordinated Notes due 2003 (the "Notes") of FHGLP in accordance with the indenture governing the Notes. A copy of the September 15 press release is being filed as exhibit 99.2 to this report.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

         (a)      Financial Statements of Business Acquired.

                  Not  applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.

                  99.1 Press Release dated September 14, 1998
                  99.2 Press Release dated September 15, 1998

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FALCON HOLDING GROUP, L.P.
                                             By:  Falcon Holding Group, Inc.,
                                                  General Partner


Dated:  September 15, 1998                   By: /s/ MICHAEL K. MENEREY
                                             -------------------------------
                                             Name:  Michael K. Menerey
                                             Title: Secretary and Chief
                                                    Financial Officer


                                          FALCON FUNDING CORPORATION

Dated:  September 15, 1998                   By: /s/ MICHAEL K. MENEREY
                                             -------------------------------
                                             Name:  Michael K. Menerey
                                             Title: Secretary and Chief
                                                    Financial Officer

                                  EXHIBIT INDEX


99.1     Press Release dated September 14, 1998.

99.2     Press Release dated September 15, 1998.